Exhibit 10.37

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

TIAA BANK

100 Summer Street, Suite 3232

Boston, MA 02110

Guild Mortgage Company

5898 Copley Drive

San Diego, California 92111

Attention: Terry L. Schmidt

Re:	Tenth Amendment to the Amended and Restated Master Repurchase Agreement and Pricing Letter (“Tenth Amendment”).

Ladies and Gentlemen:

This Tenth Amendment is made as of the 13th day of April 2020 (the “Amendment Effective Date”), to that certain Master Repurchase Agreement, dated as of July 29, 2015, as amended (the “Repurchase Agreement”) and the Pricing Letter, dated as of July 29, 2015, as amended (the “Pricing Letter”), in each case by and between Guild Mortgage Company (“Seller”) and TIAA, FSB, formerly known as EverBank (“Buyer” or “EverBank”). The Repurchase Agreement and the Pricing Letter are sometimes hereinafter collectively referred to as the “Agreement.

WHEREAS, Seller requested that Buyer amend the Agreement as provided herein; and

WHEREAS, Seller and Buyer have agreed to so amend the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows :

SECTION 1.       Amendments

(a)       Sections 1, 2 and 3 of the Pricing Letter are hereby amended and restated in their entirety as follows:

Section 1.         Definitions. The following terms shall have the meanings set forth below:

“Adjusted Indebtedness” means, at any date, the result of (a) Seller’s Indebtedness on such date, minus (b) the unpaid principal of Seller’s Subordinated Debt on such date (to the extent such Subordinated Debt is excluded from Seller’s Indebtedness in calculating Seller’s Adjusted Tangible Net Worth on such date in accordance with the definition thereof).

“Aged Mortgage Loan” shall mean a Mortgage Loan, other than a Jumbo Mortgage Loan, a Manufactured Housing Mortgage Loan, a HECM, an FHA 203(k) Loan, or a Low FICO Government Mortgage Loan, subject to a Transaction hereunder for more than [***] but not more than [***].

“Aging Limit” shall mean (a) [***] following the Purchase Date for Mortgage Loans other than Aged Mortgage Loans, and (b) [***] following the Purchase Date for Aged Mortgage Loans.

“Annual Financial Statement Date” shall mean December 31, 2014.

“Approved Mortgage Product” shall mean the following mortgage products approved by Buyer for Transactions under the Agreement: Conforming Mortgage Loans, Eligible Government Mortgage Loans, Jumbo Mortgage Loans, Manufactured Housing Mortgage Loans, State Agency Program Loans, HECMs, Low FICO Government Mortgage Loans, FHA 203(k) Loans, Wet Mortgage Loans and Aged Mortgage Loans. In no event shall an Ineligible Product be an Approved Mortgage Product.

“Change in Control” shall mean:

(a)        any transaction or event as a result of which either (i) [***] shall cease to own, directly, at least [***] and a controlling interest of the stock of Seller or (ii) there shall be any owner of the stock of Seller other than [***] or [***]; or

(b)        the sale, transfer, or other disposition of all or substantially all of Seller’s assets (excluding any such action taken in connection with any securitization transaction); or

(c)        the consummation of a merger or consolidation of Seller with or into another entity or any other corporate reorganization (in one transaction or in a series of transactions); or

(d)        [***] shall no longer be both (i) employed by Seller, and (ii) involved in the day to day operations of Seller; or

(e)        a change in the majority of the board of directors of Seller during any twelve month period.

“Concentration Category” shall mean, with respect to Mortgage Loans, each category set forth under the heading “Concentration Category” in the table included in the definition of “Concentration Limit.”

“Concentration Limit” shall mean, as of any date of determination, with respect to the Eligible Mortgage Loans included in any Concentration Category, the applicable amount that the aggregate Purchase Price for such Eligible Mortgage Loans may not at any time exceed, as set forth in the below table.

Concentration Limit (percentages
based on Maximum Purchase
Concentration Category	Amount)
Wet Mortgage Loans	[***]
Jumbo Mortgage Loans	[***]*
Manufactured Housing Mortgage Loans	[***]
State Agency Program Loans	[***]
HECMs	[***]
Condo Loans	[***]
Low FICO Government Mortgage Loans	[***]
Second Lien Mortgage Loans	[***]
FHA 203(k) Loans	[***]
Fannie Mae Renovation Loans	[***]
Aged Mortgage Loans	[***]

“Condo Loan” shall mean a Mortgage Loan that (i) does not conform to the requirements of an Agency for securitization or cash purchase, (2) conforms to the requirements of the EverBank Preferred Correspondent guidelines for the purchase of a condominium loan that is not eligible for securitization or cash purchase by an Agency, and (3) is subject to a Takeout Commitment by Buyer.

“Conforming Mortgage Loan” shall mean a Mortgage Loan (other than an a Manufactured Housing Mortgage Loan, an FHA 203(k) Loans or a State Agency Program Loan) that conforms to the requirements of an Agency for securitization or cash purchase, and which has a FICO score of at least [***].

“Eligible Government Mortgage Loan” shall mean a Government Mortgage Loan (other than a Manufactured Housing Mortgage Loan or a State Agency Program Loan) that has a FICO score of at least [***].

“ERISA Liability Threshold” shall mean [***].

“Facility Termination Threshold” shall mean [***].

“Fannie Mae Renovation Loan” shall mean first lien Mortgage Loans that meet all the requirements for a Fannie Mae Renovation Mortgage.

“FHA 203(k) Loan” shall mean first lien Mortgage Loans that meet all the requirements for mortgage insurance issued by FHA under the Section 203(k) Rehabilitation Mortgage Insurance Program.

“Fidelity Insurance Requirement” shall mean (a) [***] for fidelity coverage, with a maximum deductible of [***], and (b) [***] for errors and omissions coverage, with a maximum deductible of [***].

“Financial Reporting Party” shall mean Seller.

“HECM” shall have the meaning specified in the Repurchase Agreement.

“Ineligible Product” shall mean any mortgage product that is not an Approved Mortgage Product. Unless approved by Buyer in writing in advance on a case-by-case basis and subject to additional documentation, “Ineligible Product” shall also mean any Mortgage Loans with respect to which any Mortgagor thereunder is a shareholder, director, or officer of Seller or an Affiliate, or a Relative of any of the foregoing.

“Jumbo Mortgage Loan” is a reference to Jumbo Mortgage Loans (Standard Limit).

“Jumbo Mortgage Loans (High DTI)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***] (ii) that except with respect to (x) the original principal balance thereof and (y) the Debt-to-Income Ratio, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that has a FICO score of at least [***], (iv) with a Loan-to-Value Ratio no greater than [***], (v) has a Debt-to-Income Ratio greater than [***] and not to exceed [***], (vi) is fully amortizing, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.

“Jumbo Mortgage Loans (High Limit)” shall mean a Mortgage Loan, with or without a Takeout Commitment, (i) with a principal balance of not more than [***], (ii) that except with respect to the original principal balance thereof, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [***], and (v) with a Loan-to-Value Ratio of not greater than [***].

“Jumbo Mortgage Loans (High LTV)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***], (ii) that except with respect to (x) the original principal balance thereof and (y) the Loan-to-Value Ratio, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [***], (v) with a Loan-to-Value Ratio no greater than [***], (vi) is fully amortizing, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.

“Jumbo Mortgage Loans (Ultra LTV)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***], (ii) that except with respect to (x) the original principal balance thereof and (y) the Loan-to-Value Ratio, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [***], (v) with a Loan-to-Value Ratio, greater than [***], but no greater than [***], (vi) is fully amortizing, and (vii) that is subject to a Takeout Commitment from a Takeout Investor.

“Jumbo Mortgage Loans (IO)” shall mean a Mortgage Loan (i) with a principal balance of not more than [***] (ii) does not amortize, (iii) that except with respect to (x) the original principal balance thereof and (y) the failure to amortize, conforms to the requirements for securitization or cash purchase by an Agency, (iv) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (v) that has a FICO score of at least [***], (vi) with a Loan-to-Value Ratio of not greater than [***], and (vii) that is subject to a Takeout Commitment from a Takeout Investor.

“Jumbo Mortgage Loans (Modified DTI)” shall mean a Mortgage Loan, with or without a Takeout Commitment, (i) with a principal balance of not more than [***] (ii) that except with respect to the original principal balance thereof and the calculation of DTI, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [***], (v) with a Loan-to-Value Ratio of not greater than [***], (vi) a Modified DTI not to exceed [***], and (vii) that is subject to a Takeout Commitment from a Takeout Investor.

“Jumbo Mortgage Loans (Specialty)” is a collective reference to Jumbo Mortgage Loans (High DTI), Jumbo Mortgage Loans (IO), Jumbo Mortgage Loans (High LTV), Jumbo Mortgage Loans (Ultra LTV), Jumbo Mortgage Loans (High Limit) and Jumbo Mortgage Loans (Modified DTI).

“Jumbo Mortgage Loans (Standard Limit)” shall mean a Mortgage Loan, with or without a Takeout Commitment, (i) with a principal balance of not more than [***], (ii) that except with respect to the original principal balance thereof, conforms to the requirements for securitization or cash purchase by an Agency, (iii) that satisfies Buyer’s underwriting guidelines for jumbo mortgage loans, (iv) that has a FICO score of at least [***], and (v) with a (x) Loan-to-Value Ratio of not greater than [***] for single unit properties, and (y) [***] for 2-4 unit properties, and (vi) that is subject to a Takeout Commitment. For the avoidance of doubt, cash out refinances and investment properties do not qualify as a Jumbo Mortgage Loan (Standard Limit).

“LIBOR Floor” shall mean [***].

“Low FICO Government Mortgage Loan” shall mean an Eligible Government Mortgage Loan which has a FICO score equal to or greater than [***] but less than [***].

“Litigation Threshold” shall mean [***] of the Seller’s Adjusted Tangible Net Worth.

“Manufactured Housing Mortgage Loan” shall mean any first-lien Mortgage Loan (a) with a FICO score not below [***] and (b) with respect to which the Mortgaged Property is a manufactured dwelling and (i) such Mortgage Loan conforms with the applicable Agency requirements regarding mortgage loans related to manufactured dwellings, (ii) the related manufactured dwelling is permanently affixed to the land, (iii) the related manufactured dwelling and land are subject to a Mortgage properly filed in the appropriate public recording office and naming Seller as mortgagee, (iv) the applicable laws of the jurisdiction in which the related Mortgaged Property is located will deem the manufactured dwelling located on such Mortgaged Property to be a part of the real property on which such dwelling is located, and (v) such Manufactured Home Mortgage Loan is (1) a qualified mortgage under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended and (2) secured by manufactured housing treated as a single family residence under Section 25(e)(10) of the Code.

“Maximum Purchase Amount” shall mean [***] minus the then outstanding principal balance of the Loan (as defined in the Servicing Rights Facility).

“Modified DTI” shall mean the Debt-to-Income Ratio of the Mortgagor that includes income of the Mortgagor that is either (i) passive, or (ii) imputed to the Mortgagor based on the value of Mortgagor’s assets.

“Monthly Financial Statement Date” shall mean June 30, 2015.

“Post-Default Rate” shall mean a rate per annum equal to the sum of (a) the LIBOR Rate, plus (b) [***].

“Pricing Spread” shall mean:

Type of Mortgage Loan	Percentage

Conforming Mortgage Loans and Eligible Government Mortgage Loans (excluding Manufactured Housing Mortgage Loans, FHA 203(k) Loans, Low FICO Government Mortgage Loans and State Agency Program Loans)	[***]

Jumbo Mortgage Loans (Standard Limit)	[***]

Manufactured Housing Mortgage Loans	[***]

State Agency Program Loans	[***]

HECMs	[***]

Condo Loans	[***]

Jumbo Mortgage Loans (Specialty)	[***]

Aged Mortgage Loans	[***]

Low FICO Government Mortgage Loans	[***]

Second Lien Mortgage Loans	[***]

FHA 203(k) Loans	[***]

Fannie Mae Renovation Loans	[***]

Mortgage Loans exceeding the applicable Transaction Term Limitation	[***]

When a Purchased Mortgage Loan may qualify for two or more Pricing Spreads hereunder, unless otherwise expressly agreed to by the Buyer in writing, such Purchased Mortgage Loan shall be assigned the higher Pricing Spread, as applicable.

“Purchase Price” shall mean the price at which each Purchased Mortgage Loan is transferred by Seller to Buyer, which shall equal:

(a)        on the Purchase Date, the applicable Purchase Price Percentage multiplied by the least of: (i) the Market Value of such Purchased Mortgage Loan, or (ii) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule, or (iii) the price set forth in the related Takeout Commitment; and

(b)        on any day after the Purchase Date, except where Buyer and the Seller agree otherwise, the amount determined under the immediately preceding clause (a) decreased by the amount of any cash transferred by the Seller to Buyer pursuant to Section 4 or 5 of the Agreement or applied to reduce the Seller’s obligations under Section 9 of the Agreement.

“Purchase Price Percentage” shall mean:

Type of Mortgage Loan	Percentage

Conforming Mortgage Loans and Eligible Government Mortgage Loans (excluding Manufactured Housing Mortgage Loans, Low FICO Government Mortgage Loans, FHA 203(k) Loans and State Agency Program Loans)	[***]

Jumbo Mortgage Loans (Standard Limit)	[***]

Jumbo Mortgage Loans (Specialty)	[***]

State Agency Program Loans	[***]

Manufactured Housing Mortgage Loans	[***]

Condo Loans	[***]

HECMs	[***]

Low FICO Government Mortgage Loans	[***]

Second Lien Mortgage Loans	[***]

FHA 203(k) Loans	[***]

Fannie Mae Renovation Loans	[***]

Aged Mortgage Loans	[***]

When a Purchased Mortgage Loan may qualify for two or more Purchase Price Percentages hereunder, unless otherwise expressly agreed to by Buyer in writing, such Purchased Mortgage Loan shall be assigned the lower Purchase Price Percentage, as applicable.

“Relative” shall mean a spouse, domestic partner, cohabitant, child, stepchild, grandchild, parent, stepparent, mother-in-law, father-in-law, son-in-law, daughter-in-law, grandparent, great grandparent, brother, sister, half-brother, half-sister, stepsibling, brother-in-law, sister-in-law, aunt, great aunt, uncle, great uncle, niece, nephew, or first cousin (that is, a child of an aunt or uncle).

“Reporting Date” shall mean the 15th day of each month, or if such day is not a Business Day, the next succeeding Business Day.

“Second Lien Mortgage Loan” shall mean (a)(i) a second lien mortgage loan that is originated by Seller contemporaneously with a first lien mortgage loan on the identical Mortgaged Property, and (ii) the first lien mortgage loan related to the Mortgage Property is (x) a Purchased Mortgage Loan and (y) a Qualified Mortgage, as defined in 12 CFR 1026.43, et seq.; and (b) that except with respect to the lien position thereof, (i) conforms to the requirements for securitization or cash purchase by an Agency, (ii) that satisfies Seller’s Underwriting Guidelines for second lien mortgage loans, (iii) that has a FICO score of at least [***], (iv) has a principal balance no greater than

[***], (v) has a combined loan to value no greater than [***], and (vi) that is subject to a Takeout Commitment.

“Servicing Rights Facility” shall mean that certain Loan and Security Agreement, dated as of July 26, 2017, by and between Seller, as borrower, and Buyer, as bank, as the same may be amended or revised from time to time.

“State Agency Program Loan” shall mean a mortgage loan originated by Seller in accordance with the applicable guidelines of, and in anticipation of sale to, state housing authorities , as approved by Buyer in writing in its sole discretion.

“Surplus Amount” shall mean [***].

“Termination Date” shall mean July 16, 2020 or such earlier date as determined by Buyer pursuant to its rights and remedies under the Agreement.

“Test Date” shall mean the last day of each calendar month with respect to Sections 3(a), 3(b) and 3(c) below and the last day of each fiscal quarter with respect to Section 3(d) below.

“Transaction Term Limitation” shall mean for each Transaction, the number of days such Transaction remains outstanding, which shall not exceed (a) with respect to any Mortgage Loan other than an Aged Mortgage Loan, [***] and (b) with respect to an Aged Mortgage Loan, [***].

“Warehouse Fees” shall mean those fees listed on Schedule 1 [Omitted pursuant to Item 601(a)(5) of Regulation S-K] hereto.

“Wet Delivery Deadline” shall mean, with respect to each Wet Mortgage Loan, the date that is [***] following the related Purchase Date for such Wet Mortgage Loan.

Section 2.         No Commitment. The Agreement does not constitute a commitment by Buyer to enter into Transactions under the Agreement. The parties acknowledge that Buyer will enter into Transactions with Seller in Buyer’s sole discretion and subject to satisfaction of all terms and conditions of the Agreement.

Section 3.         Certain Financial Condition Covenants. Without limiting any provision set forth in the Agreement, Seller shall comply with the following covenants, each to be tested on each Test Date occurring prior to the Termination Date:

(a)        Maintenance of Adjusted Tangible Net Worth. Seller shall maintain an Adjusted Tangible Net Worth of not less than [***].

(b)        Maintenance of Ratio of Adjusted Indebtedness to Adjusted Tangible Net Worth. Seller shall maintain the ratio of Adjusted Indebtedness to Adjusted Tangible Net Worth of no greater than [***].

(c)        Maintenance of Liquidity. Seller shall ensure that it has cash and Cash Equivalents (excluding Restricted Cash or cash pledged to Persons other than Buyer), in an amount not less than [***], which shall be comprised of a minimum of [***] in cash. In determining Cash Equivalents and Seller’s compliance with the foregoing liquidity maintenance requirement, up to [***] may be comprised of voluntary buy-downs by Seller of its existing warehouse facilities, as approved by Buyer for purposes of such determination. Seller shall include, together with its monthly submission of the Compliance Certificate attached hereto as Exhibit A [Omitted pursuant to Item 601(a)(5) of Regulation S-K], evidence satisfactory to Buyer to demonstrate such buy-downs amount.

(d)        Maintenance of Profitability. Seller shall not permit (i) for any [***] (on an individual [***], and not aggregate, basis), Seller’s Net Income, excluding non-cash write-ups or write-downs to the valuation of mortgage servicing rights, for such [***] to be less than [***]; or (ii) for any [***], Seller’s Net Income, excluding non-cash write-ups or write-downs to the valuation of mortgage servicing rights, to be a loss of more than [***].

SECTION 2.         Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 3.         Fees. In addition to the fees contemplated by the Agreement, the Seller shall pay the Warehouse Fees as and when required hereunder. There are no fees due and owing in connection with this Amendment.

SECTION 4.         Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Tenth Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5.         Representations. In order to induce Buyer to execute and deliver this Tenth Amendment, each Seller hereby represents to Buyer that as of the date hereof, except as otherwise expressly waived by Buyer in writing, such Seller is in full compliance with all of the terms and conditions of the Agreement including without limitation, all of the representations and warranties and all of the affirmative and negative covenants, and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 6.         Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.         GOVERNING LAW. THIS PRICING LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 8.         Counterparts. This Tenth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same agreement. This Tenth Amendment, to the extent signed and delivered by facsimile or other electronic means, shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No signatory to this Tenth Amendment shall raise the use of a facsimile machine or other electronic means to deliver a signature or the fact that any signature or agreement was transmitted or communicated through the use of a facsimile machine or other electronic means as a defense to the formation or enforceability of a contract and each such Person forever waives any such defense.

[Signatures Appear on Following Pages]

IN WITNESS WHEREOF, Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized, as of the date first above written.

TIAA, FSB, as Buyer

By:	/s/ Katherine M. Walton
Katherine M. Walton
Vice President

GUILD MORTGAGE COMPANY, a California corporation, as Seller

By:	/s/ Terry L. Schmidt
Terry L. Schmidt
EVP & CFO

Signature page Tenth Amendment to MRA and Pricing Letter – Guild Mortgage Company